                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   August 26, 1996



                                   REMEC, INC.
             (Exact name of registrant as specified in its charter)



                                   California
                 (State or other jurisdiction of incorporation)



         0-27414                                          95-3814301
(Commission File Number)                       (IRS Employer Identification No.)

         9404 Chesapeake Drive, San Diego, California 92123
        (Address of Principal Executive Offices)     (Zip Code)



Registrant's telephone number, including area code: (619) 560-1301


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


                                                                Total pages ___.
                                                      Exhibit Index at page ___.

Item 2.  Acquisition or Disposition of Assets

         On August 26, 1996 REMEC Acquisition Corporation, a California corporation ("RAC") and wholly-owned subsidiary of REMEC, Inc. a California corporation (the "Registrant"), merged (the "Merger") with and into Magnum Microwave Corporation, a California corporation ("Magnum"). As a result of the Merger, RAC ceased to exist, all issued and outstanding shares of capital stock of Magnum were converted into approximately 1,081,486 shares of the Registrant's Common Stock, and Magnum became a wholly-owned subsidiary of the Registrant.

         To determine the consideration paid to the shareholders of Magnum, the Registrant considered such factors as the complementary product lines and potential long-term benefits that may result from the Merger, historical performance of the Registrant and Magnum, managerial and technical strengths of the Registrant and Magnum, potential benefits to shareholders of the Registrant and fairness to the Registrant of the ratio at which the shares of Magnum Common Stock were converted into Common Stock of the Registrant.

         Magnum designs, develops, manufactures and markets radio frequency and microwave components and subsystems that are used in telecommunications systems, avionics, test instrumentation and military electronics.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (a) Financial Statements of Magnum filed as part of this Form 8-K include the following:

               Report of Ernst & Young LLP, Independent Auditors*

               Balance Sheets at March 31, 1995 and March 29, 1996*

               Interim Balance Sheet at April 26, 1996*

               Statements of Income for the years ended April 1, 1994, March 31, 1995 and March 29, 1996*

               Interim Statement of Income for the three months ended April 26, 1996*

               Statements of Shareholders' Equity as of April 2, 1993, April 1, 1994, March 31, 1995 and March 29, 1996*

               Statements of Cash Flows for the years ended April 1, 1994, March 31, 1995 and March 29, 1996*

               Notes to Financial Statements*


         (b) Pro Forma Financial Information filed as part of this Form 8-K include the following:

               Pro Forma Condensed Combined Balance Sheet at May 5, 1996*

               Pro Forma Condensed Combined Statement of Income for the three months ended May 5, 1996*

               Pro Forma Condensed Combined Statement of Income for the year ended January 31, 1996*

               Pro Forma Condensed Combined Statement of Income for the year ended January 31, 1995*

               Pro Forma Condensed Combined Statement of Income for the year ended January 31, 1994*

               Notes to Pro Forma Condensed Combined Financial Statements*

         (c)   Exhibits

               2.1 Agreement and Plan of Reorganization and Merger dated May 16, 1996, as amended by Amendment No. 1 thereto dated July 25, 1996, among Magnum Microwave Corporation, a California corporation, REMEC, Inc., a California corporation and REMEC Acquisition Corporation, a California corporation.*

               23.1  Consent of Ernst & Young LLP, Independent Auditors


         * Incorporated by reference to Registration Statement on Form S-4 (Registration No. 333-05343) declared effective by the Securities and Exchange Commission on July 30, 1996.

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

                                       REMEC, Inc.


Date: September 9, 1996                By:  /s/ THOMAS A. GEORGE
                                       Thomas A. George
                                       Chief Financial Officer, Senior
                                       Vice President, and Secretary

                                  Exhibit Index

                                                                    Sequentially
Exhibit No.                     Exhibit Description                Numbered Page
- --------------------------------------------------------------------------------

     2.1 Agreement and Plan of Reorganization and Merger dated May 16, 1996 and as amended by Amendment No. 1 thereto dated July 25, 1996 among Magnum Microwave Corporation, a California corporation, REMEC, Inc., a California corporation and REMEC Acquisition Corporation, a California corporation.*

     23.1         Consent of Ernst & Young LLP


     * Incorporated by reference to exhibits to Registration Statement on Form S-4 (Registration No. 333-05343) declared effective by the Securities and Exchange Commission on July 30, 1996.